                                                                  Exhibit 10(BB)

                         AMENDMENT AND WAIVER AGREEMENT
                         ------------------------------

     This AMENDMENT AND WAIVER AGREEMENT (this "Agreement"), is made and entered
                                                ---------
into as of March 1, 2001, among SIERRA PACIFIC POWER COMPANY (the "Company"),
                                                                   -------
MELLON BANK, N.A. ("Mellon"), FIRST UNION NATIONAL BANK ("First Union"), WELLS
                    ------                                -----------
FARGO BANK, N.A. ("Wells Fargo"), and the other parties set forth on the
                   -----------
signatures pages hereto (the "Lenders").
                              -------

                                    RECITALS
                                    --------

     A. The Company, Mellon, in its capacity as administrative agent (the "Administrative Agent"), First Union and Wells Fargo, each in their capacity as
---------------------
syndication agent, and the Lenders have entered into a Credit Agreement, dated as of June 24, 1999 (as amended, modified and supplemented through the date hereof, the "Credit Agreement").
             ----------------

     B. Pursuant to Section 6.01(a) of the Credit Agreement, the Company's ratio of Total Indebtedness to the sum of Total Indebtedness and Shareholders' Equity (the "Debt to Equity Ratio"), determined as of the last day of each
             --------------------
fiscal quarter, shall not exceed 0.65 to 1.

     C. The Company reasonably believes that it will be in breach of its fixed charge coverage ratio set forth in Section 6.01(b) of the Credit Agreement for the four fiscal quarter period ended December 31, 2000 when it delivers its financial statements and compliance certificate for such quarter pursuant to Sections 5.01(a) and (c) of the Credit Agreement (as such breach relates to the four fiscal quarter period ended December 31, 2000 only, the "Financial Covenant
                                                              ------------------
Breach").
------

     D. The effect of the Financial Covenant Breach would, if not waived by March 31, 2001, result in a Default.

     E. The Company desires to sell its water assets consisting of treatment facilities and distribution infrastructure, hydroelectric facilities located on the Truckee River and water rights (surface and ground) and storage rights appurtenant to Donner and Independence Lakes (collectively, the "Water Assets")
                                                                 ------------
to the Truckee Meadows Water Authority ("TMWA") for approximately $350,000,000
                                         ----
(such amount, plus or minus $25,000,000, the "Purchase Price"), which sale, if
                                              --------------
not waived, would cause the Company to breach its covenant set forth in Section
6.04 of the Credit Agreement and result in an Event of Default.

     F. The Company has requested that the Lenders (a) amend Section 6.01(a) of the Credit Agreement to reduce the Debt to Equity Ratio to 0.58 to 1, (b) waive any Default or Event of Default resulting from the Financial Covenant Breach and (c) consent to the sale of the Water Assets.

     NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, capitalized terms
          -------------
used herein shall have the meanings given thereto in the Credit Agreement.

     2.   Effectiveness of this Agreement.  This Agreement shall become
          -------------------------------
effective and the waivers described in Section 3 and the amendment described in
Section 4 below shall become effective at the time (the "Effective Time") on the
                                                         --------------
first date (the "Effective Date") on which each of the following conditions
                 --------------
shall be satisfied or waived by the Administrative Agent and the Required
Lenders:

          (a) Execution of Agreement.  The Company and the Required Lenders
              ----------------------
     shall have executed a copy of this Agreement (whether the same or different copies) and shall have delivered the same to the Administrative Agent.

          (b) Quarterly Compliance Certificate.  The Company shall have
              --------------------------------
     delivered to the Administrative Agent a Quarterly Compliance Certificate for the four fiscal quarter period ended December 31, 2000, which Quarterly Compliance Certificate shall certify that the Company is in compliance with its financial covenants with respect to such quarter, except that the Fixed Charge Coverage Ratio shall be not less than 0.94 to 1.

          (c) No Litigation.  The Administrative Agent and the Required Lenders
              -------------
     shall be satisfied that, immediately prior to the Effective Time, no judgment, order, injunction or other restraint shall have been issued or filed which restrains, and no hearing seeking injunctive relief or other restraint is pending or has been noticed which seeks to restrain, the Company from consummating the transactions described in the Loan Documents or this Agreement.

          (d) No Default; Representations and Warranties.  The Administrative
              ------------------------------------------
     Agent and the Required Lenders shall be satisfied that, immediately prior to the Effective Time and after giving effect to this Agreement, (i) there shall exist no Default or Event of Default and (ii) the representations and warranties of the Company contained in the Loan Documents to which the Company is a party are true and correct in all material respects as of the Effective Time with the same effect as though such representations and warranties had been made on and as of the Effective Time (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date).

          (e) Corporate Proceedings.  All corporate and legal proceedings and
              ---------------------
     all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent and the Required Lenders, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which any Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          (f) Fee.  For consenting to the amendment and waiver contained in this
              ---
     Agreement, each Lender that executes and delivers this Agreement prior to 5:00 p.m., Pacific Time, on March 1, 2001 shall have received on or before the Effective Date a fee in immediately available funds equal to the product of (i) 0.05% and (ii) the aggregate amount of such Lender's Commitments.

          (g) Other Payments.  The Administrative Agent and each Lender shall
              --------------
     have received all amounts, if any, owing from the Company to such Person through and including the Effective Date.

All the certificates and other documents and papers referred to in this Section 2, unless otherwise specified, shall be delivered to the Administrative Agent's counsel, White & Case LLP, at 633 West Fifth Street, 19/th/ Floor, Los Angeles, CA 90071, facsimile (213) 687-0758, for the account of each of the Lenders and in sufficient counterparts for each of the Lenders and shall be satisfactory in form and substance to the Administrative Agent and the Required Lenders.

     3.   Waivers.  At and from the Effective Time:
          -------

          (a) The Administrative Agent and the Required Lenders agree to waive the Financial Covenant Breach to the extent (and only to the extent) the Company has complied with Section 2(b) of this Agreement.

          (b) The Administrative Agent and the Required Lenders hereby consent to the sale of the Water Assets to TMWA for the Purchase Price and waive any breach of Section 6.04 of the Credit Agreement which would otherwise result from such sale so long as (and only for so long as) (i) the Company shall not, unless and until the Administrative Agent, the Required Banks and the Company execute a written amendment to the Fixed Charge Coverage Ratio in Section 6.01(b) of the Credit Agreement, (A) dispose of any proceeds of such sale (the "Proceeds"), through dividend, distribution or
                                 --------
     otherwise, notwithstanding any right to do so pursuant to Section 6.06 of the Credit Agreement or (B) declare or pay any dividend or redeem or repurchase any of its capital stock or otherwise make any distributions (any such transaction, a "Dividend" and all such transactions collectively,
                               --------
     the "Dividends"), if after giving effect to any proposed Dividend, the
          ---------
     total amount expended by the Company on all Dividends during any fiscal quarter at any time would exceed $20,000,000, and (ii) the aggregate amount of capital contributions received by the Company and the gross proceeds from the sale of capital stock by the Company during any fiscal quarter shall not be less than the amount of Dividends paid by the Company during such fiscal quarter (including any Dividends to be paid on the last day of such fiscal quarter), which determination shall be made as of the last day of such fiscal quarter.

     4.   Amendment.  So long as the Effective Time shall have occurred,
          ---------
concurrent with the sale of the Water Assets to TMWA for Proceeds of not less than the Purchase Price, Section 6.01(a) of the Credit Agreement shall be amended by deleting the text "0.65 to 1" and substituting therefor the text "0.58 to 1".

     5.   Representations and Warranties. The Company makes, as of the Effective
          ------------------------------
Date, each of the representations and warranties set forth in Article V of the Credit Agreement and such representations and warranties are, by this reference, incorporated herein as if set forth herein in their entirety; provided that
                                                              --------
references to "Loan Documents" shall, for purposes of this paragraph, be deemed to include this Agreement.

     6.   Miscellaneous.
          -------------

     (a) The waivers contained in Sections 3(a) and 3(b) of this Agreement are one-time waivers only, are made only with respect to the specific provisions of the Credit Agreement referenced above and are made only to the extent and for the limited purposes described herein. Such waivers shall not be construed as waivers for any purpose other than as expressly set forth herein and shall not constitute an agreement or obligation on the part of the Administrative Agent or any Lender to grant any other or future waiver, or prevent any of them from enforcing any right or remedy under the Credit Agreement or otherwise with respect thereto.

     (b) Except as expressly modified by this Agreement, the Credit Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Credit Agreement shall, from and after the Effective Time, be deemed to be a reference to the Credit Agreement as amended by Section 4 of this Agreement.

     (c) This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     (d) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

     (e) This Agreement may be executed by facsimile signature and each such signature shall be treated in all respects as having the same effect as an original signature.

     (f) The rules of construction set forth in Section 1.03 of the Credit Agreement are, by this reference, incorporated herein as if set forth in their entirety, provided that references to "this Agreement" in such section shall mean references to this Agreement.

                                 *     *     *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                        SIERRA PACIFIC POWER COMPANY



                                        By:__________________________________
                                           Name:  Mark A. Ruelle
                                           Title:  Sr. Vice President, CFO

                               -Signature Page-
                        Amendment and Waiver Agreement

                              MELLON BANK, N.A., as Administrative
                                   Agent and as a Lender



                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              FIRST UNION NATIONAL BANK, as
                                   Syndication Agent and as a Lender


                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              WELLS FARGO BANK, N.A., as Syndication
                                   Agent and as a Lender


                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              BANK OF AMERICA, N.A.



                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                                   THE BANK OF NEW YORK


                                   By:_________________________________
                                      Name:
                                      Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              BANK ONE, N.A. (Main Office-Chicago)


                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              CREDIT SUISSE FIRST BOSTON


                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              BNP PARIBAS


                              By:_________________________________
                                 Name:
                                 Title:



                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              UNION BANK OF CALIFORNIA, N.A.



                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              THE INDUSTRIAL BANK OF JAPAN, LTD.




                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              BAYERISCHE LANDESBANK GIROZENTRALE




                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              FLEETBOSTON FINANCIAL CORP.



                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              FIRST SECURITY BANK OF NEVADA



                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              KBC BANK, N.V.



                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement

                              U.S. BANK NATIONAL ASSOCIATION




                              By:_________________________________
                                 Name:
                                 Title:

                               -Signature Page-
                        Amendment and Waiver Agreement